SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

32.        SUBSEQUENT EVENTS

In January 2013, Songyuan Seamless entered into an Equity Transfer Agreement with Liaoning Steel Pipe Co., Ltd. (“Liaoning Pipe”) to acquire all of Liaoning Steel’s 30% equity interest in Liaoyang Seamless for a total consideration of RMB 48,950 (approximately $7,800). The transaction was funded by selling certain assets of Liaoyang Seamless to Liaoning Pipe. Liaoyang Seamless also entered into a lease agreement with Liaoning Pipe to lease back these assets to continue Liaoyang Seamless’s operations. The term of the lease is for three years and expires on December 31, 2015 with monthly rent payment of RMB 434 (approximately $69). The acquisition transaction was completed in July 2013.

On February 21, 2013, the Company announced that it entered into an Agreement and Plan of Merger (the “Merger Agreement”) with WSP OCTG GROUP Ltd. (“Parent”), a company owned by H.D.S. Investments LLC, and JM OCTG GROUP Ltd. (“Merger Sub”), a company with limited liability and a direct wholly-owned subsidiary of Parent. Subject to satisfaction or waiver of the closing conditions in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). Pursuant to the Merger Agreement, each of the Company’s ordinary shares issued and outstanding immediately prior to the effective time of the Merger (the “Shares”) will be cancelled and cease to exist in exchange for the right to receive $0.32 without interest, and each ADS, which represents ten ordinary shares, will represent the right to surrender the ADS in exchange for $3.20 in cash without interest, except for (a) Shares held of record by Expert Master Holdings Limited (“EMH”), a company wholly-owned by Mr. Piao and UMW China Ventures (L) Ltd. (“UMW”), which will be contributed to Parent immediately prior to the Merger in exchange for equity interests of Parent, and (b) Shares owned by shareholders who have validly exercised and have not effectively withdrawn or lost their rights to dissent from the Merger under the Cayman Islands Companies Law (the “Dissenting Shares”), which will be cancelled for the right to payment of fair value of the Dissenting Shares in accordance with the Cayman Islands Companies Law.

One of our subsidiaries had a bank loan with a restrictive covenant that requires the Company to keep its status as a New York Stock Exchange traded company. The above going private transaction, if completed, would trigger the covenant violation. The related debt is already classified as current liability due to other covenant violations. The Company is currently in discussions with the bank regarding obtaining a waiver for this requirement.

In March 2013, the Company entered into an agreement with a third party to transfer its entire 29% equity interests in Wuxi Bright Wanbang Oil & Gas Anticorrosion Co., Ltd., for a total consideration of RMB 3,480 (approximately $560), which resulted in a loss on disposal of RMB1,043 (approximately $170) reflected in its results of operations for the first quarter of 2013.

In October 2013, the Company held a special board meeting and approved to waive the payment of RMB 27,000 (approximately $4,300) owed by Chaoyang Seamless to Bazhou Seamless and RMB 78,500 (approximately $12,500) owed by Chaoyang Seamless to Liaoyang Seamless. In anticipation of the waiver, the Company recorded additional bad debt expense of RMB 105,500 ($16,800) in its results of operations for the first half year of 2013.